COMMITMENTS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2016
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES
NOTE 11:-	COMMITMENTS AND CONTINGENT LIABILITIES

a.	Lease commitments:

The Company and its subsidiaries facilities leased and motor vehicles leased under several operating lease agreements for different periods ending in 2026.

Future minimum lease commitments under non-cancelable operating leases are as follows:

Year ended December 31,

2017	133
2018	119
2019	109
2020 and thereafter	745

Total	$1,106

b.	Assets pledged as collateral:

As collateral for the Company's loan mortgages, a fixed pledge has been placed on the Company's subsidiaries in Luxemburg shareholders' equity. See Note 9a.

c.	Office of the Chief Scientist commitments:

Until the sale of the Video Activity the Company participated in programs sponsored by the Israeli Government and by the European Commission for the support of research and development activities.

The Company was obligated to pay royalties to the Office of the Chief Scientist ("OCS"), in the amount of 3%-3.5% of the sales recorded from products and other related revenues generated from such projects, up to 100% of the grants received, linked to the U.S. dollar and for grants received after January 1, 1999 also bearing interest at the rate of LIBOR. The obligation to pay these royalties is contingent on actual sales of the products and in the absence of such sales, no payment is required. The Company was undergoing an audit by the OCS for royalties paid before the sale of the Company's Video business. As of December 31, 2016, the Company believes it has sufficient provisions to cover the outcome of such review process. The provision for the above commitments was recorded under liabilities attributed to discontinued operations as the Company has no further obligation to pay royalties on revenues generated by the Video Activity subsequent to its sale.

d.	Legal claim and contingent liabilities:

1.
In connection with the sale of Video Activity (as further described in Note 1d) and as part of a dispute arose between Vitec and the Company, since October 2010 Vitec and the Company have filed several separate motions with the Tel-Aviv District Court, seeking, inter alia, fixed and temporary injunctions. The motions filed by both parties have been dismissed by the court and were transferred to arbitration proceedings, which were undergoing until February 27, 2014.

On July 30, 2013, the final decision of the arbitrator regarding the arbitration proceedings against Vitec (the "Arbitration Award") was submitted to the parties. The arbitrator accepted the majority of the Company's claims whilst most of Vitec's claims were rejected. The arbitrator award Vitec a total sum of $ 442.

After the Arbitration Award was given, the Company didn't come to any understating with Vitec. Hence, on September 1, 2013, the Company submitted with the Tel-Aviv District Court a motion requesting the confirmation and validation of the Arbitration Award.

On February 27, 2014, the Court gave its final ruling.

Following the Court's ruling, the Company and Vitec instructed the court's treasury and ADAD Trust company Ltd. to release $ 200 and $ 1,000, respectively, deposited as Escrow Funds. On March 20, 2014, the funds were released and a net sum of $ 715 was transferred to the Company.

2.
Personal Claim against Adv. Doron Afik:

As part of the Agreement the Company, Vitec and Adv. Afik as trustee (the "Trustee") entered into the Consortium Escrow Agreement of March 16, 2010 (the "Consortium Agreement").

Due to the Trustee's refusal to transfer the escrow funds to the Company, the Company filed in June 2011, a statement of claim for damages of approximately $ 268 against the Trustee.

On July 30, 2013, along with the Arbitration Award regarding the arbitration with Vitec, the Arbitrator gave his decision regarding the personal claim against Adv. Afik and Afik Counter Claim. The arbitrator chose to accept most of the Company's claims and rejected most of Adv. Afik's claims. The Arbitrator awarded Adv. Afik the sum of $ 46 only.

Following the Court's ruling regarding the validation of the Arbitration Award, as mentioned above, the parties filed a motion to Court, with consent, to return the securities deposited by the Company during the imposition of the lien. On March 6, 2014 the court rendered its decision and ordered to return these escrow funds to the Company.

3.
On October 26, 2014, the Company received a letter on behalf of two purported shareholders (the "Shareholders") demanding the Company to file a derivative claim against its controlling shareholder and directors and officers, according to procedures of the Companies Law and requesting discovery of internal documents. The demand alleges, among other things, breach of fiduciary duties by directors and officers with respect to the approval of the transaction to acquire condominium units in Miami Beach, Florida, (the "Transaction"), in accordance with the Companies Law. The Company presented the Shareholders, at their request, with certain materials in connection with the Transaction for their review.

On May 12, 2015 the Company has been served with a motion to approve the filing of a derivative claim against its controlling shareholder, directors and CEO and against certain former controlling shareholder and directors, (the "Motion").

The Claim alleges, among other things, a breach of fiduciary duties by the Company directors, officers and controlling shareholder, and an exploitation of a business opportunity by the Company current and former controlling shareholder with respect to certain private placements of the Company's shares to its controlling shareholder.

The Claim further alleges, that such private placements constitute a prohibited distribution as the shares were issued for an unfair consideration. As a result of the above, the Applicants request the Court to allow them to continue with this derivative claim and ultimately to require all the defendants to pay the Company an aggregate amount of approximately $ 41,900, as well as required the Companies shareholder (current and former) to pay to the Company approximately $ 2,800 plus interest (for the exploitation of a business opportunity). The Applicants further require reimbursement of expenses, legal fees and award to the Applicants.

On November 8, 2015, The Company has submitted its response to the Motion and Claim together with an expert opinion. The Company has raised several arguments against the Motion including, inter alia, preliminary claims to dismiss the Motion in-limine. On November 13, 2015, the directors, CEO and former directors submitted their response to the Motion.

On September 6, 2016, the Applicants submitted to the District Court their answer to the Company's response to the motion to approve the filing of a derivative claim, together with an expert opinion.

On October 30, 2016, a pre-trial hearing was held during which the Court gave instruction regarding the scope of disclosure that the Company needs to discover.

On March 14, 2017 the Company, the Company's directors, CEO and former directors’ submitted an expert opinion as a response to the expert opinion submitted by the Applicants.

Another pre-trial hearing is scheduled for July 13, 2017.

At this stage we cannot provide an assessment as to the chances of the claim and the exposure to the Company.

4.
On March 1, 2010, the Company's subsidiary in Luxembourg entered into an Option Agreement, (the "Option Agreement"), with Swiss Pro who introduced the Company the Rümlang property and facilitated the acquisition and financing of the commercial building acquired by the Company in October, 2009 in Rümlang, Switzerland. According to the Option Agreement, the Company's subsidiary granted Swiss Pro an option to purchase twenty percent (20%) of its share capital in consideration of CHF 315 for the option. The exercise price under the Option Agreement is calculated based on twenty percent (20%) of acquisition costs for the Rümlang Property plus interest and an adjustment for proceeds that are distributed to the shareholders. The shares that would be issued to Swiss Pro upon exercise of the option will not have voting rights and would be subject to transfer restrictions in favor of the Company. The option granted under the Option Agreement will expire within eight years from the entrance into the agreement, i.e.: on February 28, 2018.

On May 19, 2015, The Company received a letter on behalf of Swiss Pro, demanding the Company to provide Swiss Pro with certain relevant data in connection with the option agreement.

The Company sent a response letter on August 18, 2015 in which the Company rejected all allegations. On December 24, 2015 Swiss Pro sent another letter repeating its arguments and the Company sent its response to the letter on December 31, 2015.

On May 25, 2016 Swiss Pro sent another letter in which they asked for exercise of the granted option. On June 29, 2016, the Company responded to this letter and detailed the required sum for exercise of the granted option, however, the Company has not yet received a response.

At this stage the Company cannot provide an assessment as to the chances of the arguments raised by Swiss Pro and the exposure to the Company.

5.
Eldista had a dispute with Swiss Pro Capital ("Swiss Pro"), a company organized under the Switzerland laws, arising from the consultancy agreement enteredbetween the parties and dated May 19, 2011 (the "Consultancy Agreement"). The Consultancy Agreement stated that Swiss Pro would provide services to Eldista in exchange for the payment of a certain consultancy fee (the "Services"). Pursuant to the Consultancy Agreement, Eldista undertook to pay Swiss Pro a bonus in the manner calculated in the Consultancy Agreement.

Pursuant to the Consultancy Agreement, Eldista had a right at any time following the second anniversary of the Consultancy Agreement, to elect to prepay to Swiss Pro the bonus in full by delivering written notice to Swiss Pro (the "Prepayment Notice") and by paying Swiss Pro the prepayment amount as calculated pursuant to the Consultancy Agreement. On July 14, 2013, Eldista delivered to Swiss Pro a prepayment notice calculating the prepayment amount based on the property appraisal concluding that no prepayment amount was due to Swiss Pro. On July 18, 2013 Swiss Pro delivered a notice to Eldista disputing such determination of the prepayment amount.

On August 21, 2014 Eldista and Swiss Pro entered into a settlement agreement, according to which Eldista will pay Swiss Pro an agreed prepayment amount of CHF 400 as consulting fees in full settlement of all dispute between the parties and their affiliates regarding the Consultancy Agreement. On August 29, 2014 Eldista paid the agreed payment.

6.
On April 16, 2015, the Company's subsidiary Eldista GmbH, filed a claim to the court in Switzerland in an amount of CHF 961 (approximately $ 1,000) due to damages and unpaid amounts from a specific tenant. Shortly thereafter, the tenant filed a counterclaim against Eldista GmbH in an amount of CHF 157 (approximately $ 171) for damages allegedly caused to it. The court suggested the parties to transfer to mediation proceedings which failed. The court handed down a partial judgment on 31, October 2016, dismissing against the judgment. The appeal is currently pending before the court of appeal of Geneva. At this stage, the Company cannot assess whether the court will receive Elista's or the tenant's arguments.